Exhibit 10.1

Execution Copy

SECOND AMENDMENT, dated as of December 10, 2004 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 30, 2004 (as amended by the First Amendment, dated as of October 8, 2004 and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”), among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the “US Borrower”), ROCKWOOD SPECIALTIES LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower”), ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation (“Holdings”), the lending institutions from time to time parties thereto, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent and as Collateral Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P. (“Goldman”) and UBS SECURITIES LLC (“UBS”), as Co-Syndication Agents.

A.  The Borrowers have requested that the Credit Agreement be amended to, among other things, provide for new Tranche D Term Loans, the proceeds of which will be used to repay in full all currently outstanding Tranche B Term Loans.  The Borrowers have appointed Goldman and UBS to act as exclusive joint lead arrangers and exclusive joint bookrunners for this Amendment and have agreed that Goldman will have “left” placement in any and all marketing materials or other documentation used in connection with this Amendment.

B.  Each existing Lender with a Tranche B Term Loan Commitment or with outstanding Tranche B Term Loans (an “Existing Tranche B Term Loan Lender”) that executes and delivers a signature page to this Amendment specifically in the capacity of a “Continuing Lender” (a “Continuing Lender”) will be deemed upon the Second Amendment Effective Date to have agreed to the terms of this Amendment and to have made a commitment to make Tranche D Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche B Term Lender’s outstanding Tranche B Term Loans immediately prior to the Second Amendment Effective Date (“Existing Tranche B Term Loans”).  Each Existing Tranche B Term Loan Lender that executes and delivers this Amendment solely in the capacity as an Existing Tranche B Term Loan Lender and not specifically as a Continuing Lender shall be deemed to have agreed to this Amendment, but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make Tranche D Term Loans.

C.  Each Person (other than a Continuing Lender in its capacity as such) that agrees to make Tranche D Term Loans (an “Additional Lender”) will, on the Second Amendment Effective Date, make such Tranche D Term Loans to the US Borrower in the manner contemplated by Section 3.  The cash proceeds to the US Borrower of any such Tranche D Term Loans will be used solely to repay in full the outstanding principal amount of Existing Tranche B Term Loans of Existing Tranche B Term Loan Lenders (other than any such Existing Tranche B Term Loans refinanced pursuant to an exchange thereof for Tranche D Term Loans as provided herein) and to pay fees and expenses in connection with such prepayments and with this Amendment.

D.  The Required Lenders are willing to effect such amendment (and the other amendments set forth herein), and the Continuing Lenders and the Additional Lenders are

willing to make Tranche D Term Loans as contemplated hereby, in each case on the terms and subject to the conditions of this Amendment.

E.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

A.            Amendment of the Credit Agreement.  The Credit Agreement is hereby amended, effective as of the Second Amendment Effective Date, as follows:

1.             Amendment of Section 1.01.  Section 1.01 is hereby revised by

a.             inserting the following definitions in the appropriate alphabetical order therein:

“Continuing Lenders” shall mean those Lenders under the Credit Agreement immediately prior to the Second Amendment Effective Date that execute and deliver a signature page to the Second Amendment specifically in the capacity of a “Continuing Lender”.

“New Tranche D Term Loan” shall have the meaning provided in Section 2.14.

“New Tranche D Term Loan Commitments” shall have the meaning provided in Section 2.14.

“New Tranche D Term Loan Lender” shall have the meaning provided in Section 2.14.

“Required Tranche D Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of (a) the portion of the Adjusted Total Term Loan Commitment that relates to Tranche D Term Loan Commitments at such date and (b) the outstanding principal amount of the Tranche D Term Loans (excluding the Tranche D Term Loans held by Defaulting Lenders) in the aggregate at such date.

“Second Amendment” shall mean the Second Amendment to this Agreement, dated as of December 10, 2004.

“Second Amendment Effective Date” shall mean the date on which the Second Amendment becomes effective.

“Tranche C Term Loan Lender” shall mean each Lender with a Tranche C Term Loan Commitment or with outstanding Tranche C Term Loans.

“Tranche D Repayment Amount” shall have the meaning provided in Section 2.5(b)(iii).

“Tranche D Repayment Date” shall have the meaning provided in Section 2.5(b)(iii).

“Tranche D Term Loan” shall mean a Loan made to the US Borrower in Dollars on the Second Amendment Effective Date pursuant to Section 3 of the Second Amendment.  On the Second Amendment Effective Date, the aggregate principal amount of the Tranche D Term Loans shall be $1,145,000,000.

“Tranche D Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Tranche D Term Loans hereunder pursuant to Section 3 of the Second Amendment on the Second Amendment Effective Date.  The amount of each Lender’s Tranche D Term Loan Commitment is set forth on Schedule A to the Second Amendment (as appended to the Second Amendment on the Second Amendment Effective Date) or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche D Term Loan Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof.

“Tranche D Term Loan Lender” shall mean each Lender with a Tranche D Term Loan Commitment or with outstanding Tranche D Term Loans.

“Tranche D Term Loan Maturity Date” shall mean the date that is eight years after the Funding Date, or, if such date is not a Business Day, the next preceding Business Day; provided, however, that the Tranche D Term Loan Maturity Date will automatically become the Refinancing Date in the event that on or prior to the Refinancing Date either (a) the Subordinated Notes shall not have been extended, renewed, replaced or otherwise refinanced in full in accordance with the terms hereof by Indebtedness which shall have a final maturity no earlier than (and which shall not require any mandatory payments of principal in excess of $75,000,000 (except pursuant to asset sale or change of control provisions that are no more materially adverse to the interests of the Lenders than those relating to the Subordinated Notes as in effect on the date hereof) any earlier than) the date that is 182 days following the date that is eight years after the Funding Date or (b) legal defeasance or similar arrangements reasonably satisfactory to the Administrative Agent shall not have been made for the repayment or redemption of the Subordinated Notes in full.

b.             revising the definitions of the terms set forth below to read as follows:

“Applicable ABR Margin” shall mean at any date, with respect to each ABR Loan that is a Revolving Credit Loan, a Swingline Loan or a Tranche D Term Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Status	Applicable ABR Margin Revolving Credit Loans and Swingline Loans	Applicable ABR Margin Tranche D Term Loans

Level I Status	1.25%	1.00%
Level II Status	1.00%	1.00%
Level III Status	0.75%	1.00%
Level IV Status	0.50%	0.75%

Notwithstanding the foregoing, the term “Applicable ABR Margin” shall mean, (i) with respect to each ABR Loan that is a Revolving Credit Loan or a Swingline Loan, 1.25% during the period from and including the Funding Date to but excluding the Initial Financial Statement Delivery Date and (ii) with respect to each ABR Loan that is a Tranche D Term Loan, 1.00% during the period from and including the Second Amendment Effective Date to but excluding the Initial Financial Statement Delivery Date.

“Applicable Eurodollar Margin” shall mean at any date with respect to each Eurodollar Loan that is a Revolving Credit Loan, a Tranche A-1 Term Loan, a Tranche A-2 Term Loan, a Tranche D Term Loan or a Tranche C Term Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

Status	Applicable Eurodollar Margin Revolving Credit Loans, Tranche A-1 Term Loans and Tranche A-2 Term Loans	Applicable Eurodollar Margin Tranche D Term Loans	Applicable Eurodollar Margin Tranche C Term Loans

Level I Status	2.50%	2.25%	3.00%
Level II Status	2.25%	2.25%	3.00%
Level III Status	2.00%	2.25%	3.00%
Level IV Status	1.75%	2.00%	3.00%

Notwithstanding the foregoing, the term “Applicable Eurodollar Margin” shall mean, (i) with respect to each Eurodollar Loan that is a Revolving Credit Loan, a Tranche A-1 Term Loan or a Tranche A-2 Term Loan, 2.50% and, with respect to each Eurodollar Loan that is a Tranche C Term Loan, 3.00%, in each case, during the period from and including the Funding Date to but excluding the Initial Financial Statement Delivery Date and (ii) with respect to each Eurodollar Loan that is a Tranche D Term Loan, 2.25% during the period from and including the Second Amendment Effective Date to but excluding the Initial Financial Statement Delivery Date.

“Lenders” shall mean (a) the Persons listed on Schedule 1.1(c), (b) effective as of the First Amendment Effective Date, the Persons listed on Schedule A to the First Amendment (as appended to the First Amendment on the First Amendment Effective

Date under the heading “Tranche C Term Loan Commitments”), (c) effective as of the Second Amendment Effective Date, the Persons listed on Schedule A to the Second Amendment (as appended to the Second Amendment on the Second Amendment Effective Date) and (d) any other Person that becomes a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance or otherwise ceases to have any Loans or Commitments hereunder.

“Term Loan” shall mean any Tranche A-1 Term Loan, Tranche A-2 Term Loan, Tranche D Term Loan or Tranche C Term Loan (or, as the context may require, any other term loan made hereunder prior to the Second Amendment Effective Date).

(iii) in the definition of “Class” (A) deleting the words “Tranche B Term Loans” from the fourth line thereof and replacing them with the words “Tranche D Term Loans”, (B) deleting the words “New Tranche B Term Loans” from the fourth and fifth lines thereof and replacing them with the words “New Tranche D Term Loans”, (C) deleting the words “Tranche B Term Loan Commitment” from the eighth and ninth lines thereof and replacing them with the words “Tranche D Term Loan Commitment” and (D) deleting the words “New Tranche B Term Loan Commitment” from the ninth line thereof and replacing them with the words “New Tranche D Term Loan Commitment”.

(iv) in the definition of “Commitments” deleting the words “New Tranche B Term Loan Commitment” from the second and third lines thereof and replacing them with the words “New Tranche D Term Loan Commitment”.

(v) in the definition of “Loan” deleting the words “New Tranche B Term Loan” in the second line thereof and replacing them with the words “New Tranche D Term Loan”.

(vi) in the definition of “Maturity Date” deleting the words “Tranche B Term Loan Maturity Date” from the second line thereof and replacing them with the words “Tranche D Term Loan Maturity Date”.

(vii) in the definition of “Permitted Additional Notes” deleting the words “New Tranche B Loans” from the nineteenth and twentieth lines thereof and replacing them with the words “New Tranche D Term Loans”.

(viii) in the definition of “Repayment Amount” deleting the words “Tranche B Repayment Amount” from the second line thereof and replacing them with the words “Tranche D Repayment Amount”.

(ix) in the definition of “Repayment Date” deleting the words “Tranche B Repayment Date” from the second line thereof and replacing them with the words “Tranche D Repayment Date”.

(x) in the definition of “Term Loan Commitment” deleting the words “Tranche B Term Loan Commitment” from the second line thereof and replacing them with the words “Tranche D Term Loan Commitment”.

(xi) in the definition of “Total Term Loan Commitment” deleting the words “New Tranche B Term Loan Commitments” from the second line thereof and replacing them with the words “New Tranche D Term Loan Commitments”.

(xii) in the definition of “Type” deleting the words “Tranche B Term Loan” from the third line thereof and replacing them with the words “Tranche D Term Loan”.

and

(xiii) deleting the following definitions in their entirety:  “New Tranche B Term Loan”, “New Tranche B Term Loan Commitments”, “New Tranche B Term Loan Lender”, “Required Tranche B Lenders”, “Tranche B Repayment Amount”, “Tranche B Repayment Date”, “Tranche B Term Loan”, “Tranche B Term Loan Commitment” and “Tranche B Term Loan Maturity Date”.

2.             Amendment of Section 2.1.  Section 2.1(a)(iv) is deleted in its entirety and replaced with the following:  “each Lender having a Tranche D Term Loan Commitment severally agrees, pursuant to the Second Amendment, to make a Tranche D Term Loan or Tranche D Term Loans on the Second Amendment Effective Date to the US Borrower in Dollars, which Tranche D Term Loans shall not exceed for any such Lender the Tranche D Term Loan Commitment of such Lender as of the Second Amendment Effective Date, provided that each Continuing Lender having a Tranche D Term Loan Commitment shall make Tranche D Term Loans on the Second Amendment Effective Date by exchanging its existing term loans designated as “Tranche B Term Loans” under the Credit Agreement immediately prior to the Second Amendment Effective Date for Tranche D Term Loans in the manner contemplated by Section 3 of the Second Amendment”.

The second paragraph of Section 2.1(a) is revised by (i) deleting the words “clause (iv)(y)” after the words “except as provided in clause (iii)” in the first and second lines thereof and replacing them with the words “clause (iv)”, (ii) deleting the third sentence of such paragraph in its entirety, (iii) deleting the words “Tranche B Term Loans” in the twelfth line thereof and replacing them with the words “Tranche D Term Loans”, (iv) deleting the words “Tranche B Term Loan Commitments” in the twentieth and twenty-first lines thereof and replacing them with the words “Tranche D Term Loan Commitments” and (v) deleting the ninth sentence of such paragraph in its entirety and replacing it with the following sentence:  “On the Tranche D Term Loan Maturity Date, all Tranche D Term Loans shall be repaid in full.”

3.             Amendment of Section 2.5.  Section 2.5 is revised by (i) deleting the third sentence of clause (a) of such section in its entirety and replacing it with the following sentence:  “The US Borrower shall repay to the Administrative Agent, for the benefit of the Lenders, on the Tranche D Term Loan Maturity Date, the then-unpaid Tranche D Term Loans, in Dollars.”, (ii) deleting the lead in sentence above the table in clause (b)(iii) of such section in its entirety and replacing it with the following lead in sentence:  “The US Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Lenders of Tranche D Term Loans, on each date set forth below (each a

“Tranche D Repayment Date”), the principal amount of the Tranche D Term Loans equal to (x) the outstanding principal amount of Tranche D Term Loans immediately after funding on the Second Amendment Effective Date multiplied by (y) the percentage set forth below opposite such Tranche D Repayment Date (each a “Tranche D Repayment Amount”):”, (iii) deleting the words “Tranche B Repayment Amount” at the top of the second column in the table in clause (b)(iii) of such section and replacing them with the words “Tranche D Repayment Amount” and (iv) deleting the words “Tranche B Term Loan Maturity Date” at the bottom of the first column in the table in clause (b)(iii) of such section and replacing them with the words “Tranche D Term Loan Maturity Date”.

4.             Amendment of Section 2.6.  Section 2.6 is revised by (i) deleting the words “Tranche B Term Loans” in the third line of clause (a) of such section and replacing them with the words “Tranche D Term Loans” and (ii) deleting the words “Tranche B Term Loans” in the sixth line of clause (b) of such section and replacing them with the words “Tranche D Term Loans”.

5.             Amendment of Section 2.10.  Section 2.10 is revised by deleting the words “Tranche B Term Loans” in the eighth line of clause (b) thereof and replacing them with the words “Tranche D Term Loans”.

6.             Amendment of Section 2.14.  Section 2.14 is revised by (i) deleting the words “Tranche B Term Loan Commitments” in each instance in such section and replacing them with the words “Tranche D Term Loan Commitments”, (ii) deleting the words “New Tranche B Term Loan Commitments” in each instance in such section and replacing them with the words “New Tranche D Term Loan Commitments”, (iii) deleting the words “New Tranche B Term Loans” in each instance in such section and replacing them with the words “New Tranche D Term Loans”, (iv) deleting the words “New Tranche B Term Loan Lender” in each instance in such section and replacing them with the words “New Tranche D Term Loan Lender” and (v) deleting the words “Tranche B Term Loans” in each instance in such section and replacing them with the words “Tranche D Term Loans”.

7.             Amendment of Section 4.3.  Section 4.3(a) is revised by deleting such section in its entirety and replacing it with the following paragraph:

“(a)  €167,630,542.28 of the Tranche A Term Loan Commitments and  €222,110,468.53 of the Tranche C Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Funding Date.  €41,907,635.58 of the Tranche A Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on September 30, 2004.  €52,700,000 of the Tranche C Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the First Amendment Effective Date.  All of the Tranche D Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Second Amendment Effective Date.”

8.             Amendment of Section 5.1.  Section 5.1 is revised by (i) deleting the words “Tranche B Term Loans” in the twenty-ninth line thereof and replacing them with the words “Tranche D Term Loans”, (ii) deleting the words “Tranche B Repayment

Amounts” in the thirty-second line thereof and replacing them with the words “Tranche D Repayment Amounts” and (iii) inserting the following new sentence at the end thereof:

“All voluntary prepayments of all but not less than all of the Tranche D Term Loans effected on or prior to the first anniversary of the Second Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new bank loans which (x) are incurred for the primary purpose of refinancing the Tranche D Term Loans and decreasing the Applicable ABR Margin or Applicable Eurodollar Margin with respect thereto, (y) otherwise have terms and conditions (and are in an aggregate principal amount) substantially the same as those of the Tranche D Term Loans as in effect prior to the prepayment thereof and (z) are not otherwise in connection with (i) a transaction and any transactions related thereto not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction and related transactions) or (ii) an initial public offering by the US Borrower or any of its Subsidiaries or holding companies, shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment.”

9.             Amendment of Section 5.2.  Section 5.2 is revised by (i) deleting the words “Tranche B Term Loans” in the third line of clause (c) thereof and replacing them with the words “Tranche D Term Loans”, (ii) deleting the words “Tranche B Term Loan” in the seventeenth line of clause (c) thereof and replacing them with the words “Tranche D Term Loan”, (iii) deleting the words “Tranche B Term Loans” in the twenty-first line of clause (c) thereof and replacing them with the words “Tranche D Term Loans” and (iv) deleting the words “Tranche B Term Loans” in the twelfth line of clause (d) thereof and replacing them with the words “Tranche D Term Loans”.

10.           Amendment of Section 6.10.  Section 6.10 is revised by deleting the second sentence of such section in its entirety.

11.           Amendment of Section 9.13.  Section 9.13 is revised by (i) deleting the words “Tranche B Term Loans funded pursuant to Section 2.1(a)(iv)(y) on the First Amendment Effective Date” after the words “Funding Date, any” in the fifth line thereof and replacing them with the words “Tranche D Term Loans”, (ii) deleting the fourth sentence of such section in its entirety and (iii) adding a new sentence to the end of such section which shall read as follows:  “The US Borrower will use the proceeds of all Tranche D Term Loans funded on the Second Amendment Effective Date solely to repay in full the outstanding principal amount of those existing term loans designated as “Tranche B Term Loans” under the Credit Agreement immediately prior to the Second Amendment Effective Date and to pay fees and expenses in connection with such prepayments and with the Second Amendment.”

12.           Amendment of Section 10.7.  Section 10.7 is revised by deleting in its entirety the second proviso at the end of clause (b) thereof.

13.           Amendment of Section 14.1.  Section 14.1 is revised by (i) deleting the words “Required Tranche B Lenders” in the third and fourth lines of clause (ii)

thereof and replacing them with the words “Required Tranche D Lenders” and (ii) deleting clause (x) thereof in its entirety and replacing it with the following clause:  “(x) decrease any Tranche D Repayment Amount, extend any scheduled Tranche D Repayment Date or decrease the amount or allocation of any mandatory prepayment to be received by any Lender holding any Tranche D Loans (other than a decrease in such mandatory prepayment amount that is accompanied by a proportionate decrease in mandatory prepayments to be allocated to other Term Loans pursuant to Section 5.2(c)), in each case without the written consent of the Required Tranche D Lenders”.

14.           Amendment of Section 14.6.  Section 14.6 is revised by (i) deleting the words “Tranche B Commitment” in the eighth line of clause (b)(ii)(A) thereof and replacing them with the words “Tranche D Commitment”, (ii) deleting the words “Tranche B Term Loan” in the ninth line of clause (b)(ii)(A) thereof and replacing them with the words “Tranche D Term Loan” and (iii) deleting the words “Tranche B Term Loans” in the fourteenth line of clause (d) thereof and replacing them with the words “Tranche D Term Loans”.

15.           Amendment of Exhibits to the Credit Agreement.  The Exhibits to the Credit Agreement are revised by (i) deleting the contents of Exhibit R-3 to the Credit Agreement in their entirety and replacing them with the contents of Exhibit A to this Amendment and (ii) in Exhibit U to the Credit Agreement (A) deleting the words “New Tranche B Term Loan Commitment” in each instance in such Exhibit and replacing them with the words “New Tranche D Term Loan Commitment”, (B) deleting the words “New Tranche B Term Loan Lender” in each instance in such Exhibit and replacing them with the words “New Tranche D Term Loan Lender” and (C) deleting the words “New Tranche B Term Loan” in each instance in such Exhibit and replacing them with the words “New Tranche D Term Loan”.

B.            Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders (including the Additional Lenders) and the Administrative Agent that, as of the Second Amendment Effective Date:

1.             This Amendment has been duly authorized, executed and delivered by the Borrowers and Holdings and this Amendment and the Credit Agreement, as amended hereby, constitutes each of the Borrowers’ and Holdings’ legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.             The representations and warranties set forth in Section 8 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects on and as of the Second Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

3.             No Default or Event of Default has occurred and is continuing.

C.            Tranche D Term Loans.  (a) Subject to the terms and conditions set forth herein, each Continuing Lender and each Additional Lender agrees to make Tranche D Term Loans to the US Borrower on the Second Amendment Effective Date in amounts equal to its Tranche D Term Loan Commitment (as defined below).  Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the Tranche D Term Loans shall not exceed the aggregate principal amount of the Existing Tranche B Term Loans immediately prior to the Second Amendment Effective Date.  For purposes hereof, a Person shall become an Additional Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Second Amendment Effective Date, a signature page to this Amendment specifically in the capacity of an “Additional Lender” setting forth the amounts of Tranche D Term Loans such Person commits to make on the Second Amendment Effective Date.  The “Tranche D Term Loan Commitment” for any Tranche D Term Loans of (i) any Continuing Lender shall be the principal amount of its Existing Tranche B Term Loans or such lesser amount as is determined by Goldman and UBS and notified to such Lender prior to the Second Amendment Effective Date and (ii) any Additional Lender shall be the amount of such commitment set forth on its signature page hereto or such lesser amount as is allocated to it by Goldman and UBS and notified to it prior to the Second Amendment Effective Date.  The aggregate amount of Tranche D Term Loan Commitments shall equal the aggregate principal amount of the Existing Tranche B Term Loans.

(b)  Each Continuing Lender and each Additional Lender shall make Tranche D Term Loans on the Second Amendment Effective Date by (i) exchanging its Existing Tranche B Term Loans, if any, for Tranche D Term Loans in an equal principal amount (to the extent the amounts of such Existing Tranche B Term Loans, if any, do not exceed the Tranche D Term Loan Commitment of such Lender) and (ii) transferring to the Administrative Agent, in the manner contemplated by the Credit Agreement (including Section 2.4 thereof), an amount equal to the excess, if any, of its Tranche D Term Loan Commitment over the principal amount of Existing Tranche B Term Loans, if any, exchanged by it pursuant to clause (i) above.  The US Borrower hereby irrevocably directs the Administrative Agent pursuant to Section 5.1 of the Credit Agreement to apply all proceeds of the Tranche D Term Loans received hereunder immediately upon the receipt thereof to prepay outstanding Existing Tranche B Term Loans.  The commitments of the Additional Lenders and the exchange undertakings of the Continuing Lenders are several and no such Lender shall be responsible for any other Lender’s failure to make or acquire by exchange any Tranche D Term Loans.

(c)  The obligations of each Continuing Lender and each Additional Lender to make Tranche D Term Loans on the Second Amendment Effective Date are subject to the satisfaction of the following conditions:

a.             The Administrative Agent shall have received a certificate of the US Borrower and Holdings dated the Second Amendment Effective Date, substantially in the form of Exhibit P to the Credit Agreement, with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in Sections 6.7 and 6.8 of the Credit Agreement and, where applicable, certifying as to the incumbency and specimen signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of such Credit Party;

b.             The Administrative Agent shall have received the executed legal opinions of (A) Simpson Thacher & Bartlett LLP, special New York counsel to the Credit Parties substantially in the form of Exhibit A-1 to this Amendment and (B) Tom Riordan, general counsel to the Credit Parties, substantially in the form of Exhibit A-2 to this Amendment;

c.             Each US Subsidiary Guarantor that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to Goldman and UBS pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder;

d.             Goldman and UBS shall have received evidence satisfactory to them that the US Borrower has made the payment referred to in Section 3(e) or is making such payment on the Second Amendment Effective Date with the cash proceeds of the Tranche D Term Loans and such other funds of the US Borrower as may be required; and

e.             The conditions to effectiveness of this Amendment set forth in Section 4 shall have been satisfied.

(d)  All Borrowings of Tranche D Term Loans made on the Second Amendment Effective Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Existing Tranche B Term Loans, and the Eurodollar Rate applicable to such Tranche D Term Loans during such initial Interest Periods will be the same as that applicable at such time to the Existing Tranche B Term Loans being refinanced.  The US Borrower will not be required to make any payments to Existing Tranche B Term Loan Lenders under Section 2.11 of the Credit Agreement in respect of the repayment of Existing Tranche B Term Loans on the Second Amendment Effective Date pursuant to their exchange for Tranche D Term Loans.

(e)  On the Second Amendment Effective Date, the US Borrower shall apply the cash proceeds of the Tranche D Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Tranche B Term Loans (other than those that are exchanged for Tranche D Term Loans as provided herein), (ii) pay all accrued and unpaid interest and fees, if any, on all Existing Tranche B Term Loans, (iii) pay to each Existing Tranche B Term Loan Lender all amounts payable pursuant to Section 2.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Tranche B Term Loans (other than any portion thereof that is exchanged for Tranche D Term Loans as provided herein) on the Second Amendment Effective Date and (iv) pay all other Obligations then due and owing to the Existing Tranche B Term Loan Lenders, in their capacity as such, under the Credit Agreement.

(f)  The Required Lenders hereby waive the requirements of Section 5.1 of the Credit Agreement solely to the extent that such Section requires any notice of prepayment to be given in respect of the Existing Tranche B Term Loans to be prepaid on the Second Amendment Effective Date.  Notwithstanding that the Tranche B Term Loans shall be refinanced in full on the Second Amendment Effective Date, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(d) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Tranche B Term Loan Lender in respect of such Lender’s Existing Tranche B Term Loans existing under the Credit Agreement prior to the Second Amendment Effective Date.

D.            Effectiveness of Amendment.  The effectiveness of this Amendment and the occurrence of the Second Amendment Effective Date are subject to receipt by the Administrative Agent (or its counsel) of duly executed counterparts of this Amendment that, when taken together, bear the signatures of (a) the Borrowers and Holdings, (b) the Required Lenders and (c) each of the Continuing Lenders and each of the Additional Lenders.

E.             Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrowers to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

F.             Costs and Expenses.  The US Borrower agrees to reimburse Goldman and UBS for their reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of their counsel to the extent provided for in Section 14.5 of the Credit Agreement.

G.            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

H.            Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

I.              Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ROCKWOOD SPECIALTIES GROUP, INC.

By:	/s/ Thomas J. Riordan
	Name:	Thomas J. Riordan
	Title:	Senior Vice President and Secretary

ROCKWOOD SPECIALTIES LIMITED

By:	/s/ Thomas J. Riordan
	Name:	Thomas J. Riordan
	Title:	Senior Vice President and Secretary

ROCKWOOD SPECIALTIES INTERNATIONAL, INC.

By:	/s/ Thomas J. Riordan
	Name:	Thomas J. Riordan
	Title:	Senior Vice President and Secretary

SIGNATURE PAGE TO

SECOND AMENDMENT

DATED AS OF DECEMBER 10, 2004,

TO THE CREDIT AGREEMENT

DATED AS OF JULY 30, 2004, AS AMENDED

AS OF OCTOBER 8, 2004

To approve Second Amendment:

Name of Institution:
CREDIT SUISSE FIRST BOSTON
Acting through its Cayman Islands Branch
as a Continuing Lender

by	/s/ S. William Fox
	Name:	S. William Fox
	Title:	Director

by	/s/ David J. Dodd
	Name:	David J. Dodd
	Title:	Associate

SIGNATURE PAGE TO

SECOND AMENDMENT

DATED AS OF DECEMBER 10, 2004,

TO THE CREDIT AGREEMENT

DATED AS OF JULY 30, 2004, AS AMENDED

AS OF OCTOBER 8, 2004

To approve Second Amendment:

Name of Institution:

Goldman Sachs Credit Partners L.P.
as an Additional Lender

by	/s/ William W. Archer
	Name:	William W. Archer
	Title:	Managing Director

Tranche D Term Loan Commitment:

$163,500,000.00

EXHIBIT A

TO THE SECOND AMENDMENT TO THE CREDIT AGREEMENT

EXHIBIT R-3

TO THE CREDIT AGREEMENT

FORM OF PROMISSORY NOTE (TRANCHE D TERM LOANS)

New York
$	[ ], 20[ ]

FOR VALUE RECEIVED, the undersigned, ROCKWOOD SPECIALTIES GROUP, INC., a  Delaware corporation (the “US Borrower”), hereby unconditionally promises to pay to the order of [Lender] or its registered assigns (the “Lender”), at the Administrative Agent’s Office or such other place as Credit Suisse First Boston, acting through its Cayman Islands Branch (the “Administrative Agent”), shall have specified, in Dollars and in immediately available funds, in accordance with Section 2.5 of the Credit Agreement (as defined below) on the Tranche D Term Loan Maturity Date (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), the principal amount of [           ] Dollars ($[        ]) or, if less, the aggregate unpaid principal amount of all Tranche D Term Loans, if any, made by the Lender to the US Borrower pursuant to the Credit Agreement.  The US Borrower further unconditionally promises to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates per annum and on the dates specified in Section 2.8 of the Credit Agreement.

This Promissory Note is one of the promissory notes referred to in Section 14.6 of the Credit Agreement dated as of July 30, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, Rockwood Specialties Limited (the “UK Borrower”), Rockwood Specialties International, Inc., the several lenders from time to time parties thereto, the Administrative Agent and UBS Securities LLC and Goldman Sachs Credit Partners L.P., as Co-Syndication Agents.  This Promissory Note is subject to, and the Lender is entitled to the benefits of, the provisions of the Credit Agreement, and the Tranche D Term Loans evidenced hereby are guaranteed and secured as provided therein and in the other Credit Documents.  The Tranche D Term Loans evidenced hereby are subject to prepayment prior to the Tranche D Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Promissory Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever in connection with this Promissory Note.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or the Lender, any right, remedy, power or privilege hereunder or under the Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  A waiver by the Administrative Agent or the Lender of any right, remedy, power or privilege hereunder or under any Credit Document on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or the Lender would otherwise have on any future occasion.  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers and privileges provided by law.

All payments in respect of the principal of and interest on this Promissory Note shall be made to the Person recorded in the Register as the holder of this Promissory Note, as described more fully in Section 14.6(b) of the Credit Agreement, and such Person shall be treated as the Lender hereunder for all purposes of the Credit Agreement.

THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ROCKWOOD SPECIALTIES GROUP, INC.

by

Name:
Title:

Schedule A

to Second Amendment

Tranche D Term Loan Commitments

Continuing Lenders:
See list attached hereto	$980,500,000.00

Additional Lenders:
Goldman Sachs Credit Partners L.P.	$164,500,000.00

CONTINUING LENDERS

ACCESS INSTITUTIONAL LOAN FUND

ACM INCOME FUND

ADVENT CREDIT SPV LLC

AIM FLOATING RATE FUND

AMERICAN EXPRESS CERTIFICATE

APEX (TRIMARAN) CDO I LTD

ARCHIMEDES FUNDING IV (CAY)LTD

ATRIUM II

ATRIUM III

AURUM CLO 2002-1 LTD

AVENUE CLO FUND LTD

AVERY POINT CLO LTD

AZURE FUNDING

BIG SKY III SENIOR LOAN TRUST

BIG SKY SENIOR LOAN FUND LTD

BIRCHWOOD FUNDING LLC

BLACK DIAMOND CLO 2000-1 LTD

BLACKROCK GLOBAL FLOATING RATE

BLACKROCK LIMITED DURATION INC

BLACKROCK SENIOR INCOME SERIES

BLUE SQUARE FUNDING LTD SER 3

BRYN MAWR CLO LTD

BUSHNELL CBNA LOAN FUNDING LLC

CALLIDUS DEBT PRTNS CLO FD II

CALLIDUS DEBT PRTNS CLO FD III

CALLIDUS DEBT PTNRS FD III LLC

CANADIAN IMPERIAL BANK OF COMM

CASTLE HILL I-INGOTS LTD

CELERITY CLO LTD

CENTURION CDO 8 LTD

CENTURION CDO II LTD

CENTURION CDO VI

CENTURION CDO VII LTD

CHAMPLAIN CLO LTD

CHARTER VIEW PORTFOLIO

CIC - CREDIT INDUSTRIEL ET COM

CITADEL HILL 2000 LTD

CITADEL HILL 2004 LTD

CITIBANK NA

CITICORP INS INVST TRUST

CITIGROUP INVESTMENTS CORPORAT

CLOSE INTERNATIONAL CUSTODY

CLT LP

COMMERZBANK AG

CONSTANTINUS EATON VANCE CDO V

CONTINENTAL ASSURANCE CO.

CONTINENTAL CASUALTY COMPANY

COSTANTINUS EATON VANCE CDO V

CREDIT SUISSE ASSET MGMT SYND

CSAM FUNDING I

CSAM FUNDING III

CSFB

CSFB INTERNATIONAL (TRADING)

C-SQUARED CDO LTD

CYPRESSTREE CLAIF FUND LLC

DEBT STRATEGIES FUND INC.

DENALI CAP CLO I LTD

DENALI CAPITAL CLO II LTD

DENALI CAPITAL CLO III LTD

DENALI CAPITAL CLO IV LTD

DIVERSIFIED CREDIT PORTFOLIO L

DRYDEN IV LEVERAGED CDO 2003

DRYDEN LEVERAGE LN CDO 2002-II

DRYDEN V LEVERAGED LOAN 2003

DRYDEN VII LEVERAGED LOAN CDO

EAGLE LOAN TRUST

EAGLE MASTER FUND LTD

EATON VANCE CDO III LTD

EATON VANCE CDO VI LTD

EATON VANCE FLOATING RATE

EATON VANCE INST. SENIOR LOAN

EATON VANCE LTD DURATION INC

EATON VANCE SENIOR FLOATING RA

EATON VANCE SENIOR INCOME TR

EATON VANCE VT FLOATING RATE

ECL FUNDING LLC

ELF FUNDING TRUST I

ELF FUNDING TRUST III

EMERALD ORCHARD LIMITED

ENDURANCE CLO I LTD

EVERGLADES SPIRET LOAN TRUST

FIDELITY ADV SERIES II: FAFRHI

FIRST 2004 I CLO LTD

FIRST 2004 II CLO LTD

FIRST TRUST FOUR CORNERS (FCM)

FIRST TRUST FOUR CORNERS (FCT)

FIRST TRUST FOUR CORNERS (FCT)

FLAGSHIP CLO 2001-1

FLAGSHIP CLO II

FLAGSHIP CLO III

FLOATING RATE INC SR FD II INC

FLOATING RATE INCOME STRAT FND

FOREST CREEK CLO LTD

FOX RIVER CLO LTD

FOXE BASIN CLO 2003 LTD

GALAXY CLO 1999-1, LTD

GALAXY CLO 2003-1 LTD

GALAXY III CLO LTD

GLENEAGLES TRADING

GRANITE VENTURES I LTD

GRAYSON & CO

GULF STREAM COMPASS CLO 2002-1

GULF STREAM COMPASS CLO 2003-1

GULF STREAM COMPASS CLO 2004-I

HAMILTON CDO LTD

HANOVER SQUARE CLO LTD

HARBOUR TOWN

HEWETTS ISLAND CLO II LTD

HIGHLAND FLOATING RATE

HIGHLAND FLOATING RATE ADV

HIGHLAND LOAN FUNDING V LTD.

HUDSON STRAITS CLO 2004 LTD

IDS LIFE INSURANCE COMPANY

ING ORYX CLO LTD

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

IXIS LOOMIS SAYLES SENIOR LOAN

JEFFERSON PILOT LIFE INSURANCE

JUPITER LOAN FUNDING LLC

KALDI FUNDING LLC

KATONAH I LTD

KATONAH II LTD

KATONAH III, LTD

KATONAH IV LTD

KATONAH V LTD.

KATONAH VI LTD

KZH CRESCENT-3 LLC

KZH CYPRESS TREE - 1 LLC

KZH SOLEIL 2 LLC

KZH SOLEIL LLC

KZH Sterling LLC

L A FUNDING LLC

LANDMARK IV CDO LTD

LCM I LIMITED PARTNERSHIP

LCM II LIMITED PARTNERSHIP

LIGHT POINT CLO 2004-1

LOAN FUNDING I LLC

LOAN FUNDING IV LLC

LOAN FUNDING IX LLC

LOAN FUNDING V LLC

LOAN FUNDING VI LLC

LOAN FUNDING VII LLC

LOAN FUNDING XI LLC

LOAN STAR STATE TRUST

LONG GROVE CLO LTD

LONG LANE MASTER TR II

LONGHORN CDO II LTD

LONGHORN CDO III LTD

LOOMIS SAYLES SENIOR LOAN FUND

MAGNETITE ASSET INVESTORS, L.L

MAGNETITE ASSET INVSTR III

MAGNETITE IV CLO LIMITED

MAGNETITE V CLO LTD

MAINSTAY FLOATING RATE FUND

MARINER CDO 2002 LTD

MARKET SQUARE CLO LTD

MASTER SENIOR FLOATING RATE TR

METLIFE BANK NATIONAL ASSOCIAT

METROPOLITAN LIFE INSURANCE CO

ML GIS INCOME STRATEGIES PORTF

ML PRIME RATE PORTF

MONUMENT PARK CDO LTD

MORGAN STANLEY PRIME INCOME TR

MORGAN STANLEY SENIOR FUNDING

MOUNTAIN CAPITAL CLO II LTD

MOUNTAIN CAPITAL CLO III LTD

MUIRFIELD TRADING LLC

NAVIGATOR CDO 2003 LTD

NAVIGATOR CDO 2004 LTD

NEMEAN CLO LTD

NEW ALLIANCE GLOBAL CDO LTD

NEW YORK LIFE INSURANCE & ANNU

NEW YORK LIFE INSURANCE CO

NORINCHUKIN BANK

NORTHWOODS CAPITAL III LIMITED

NORTHWOODS CAPITAL IV LTD

NUVEEN FLOATING RATE INCOME

NUVEEN FLOATING RATE INCOMEOPP

NUVEEN SENIOR INCOME FUND

NYLIM FLATIRON CLO 2003-1 LTD

NYLIM FLATIRON CLO 2004-1 LTD

OCTAGON INVESTMENT PARTNERS II

OCTAGON INVESTMENT PTNRS IV

OCTAGON INVESTMENT PTNRS V

OCTAGON INVESTMENT PTNRS VI

OCTAGON INVESTMENT PTNRS VII

OLYMPIC CLO I

PINEHURST TRADING, INC

PNC BANK NA

PREMIUM LOAN TRUSTI

PROSPERO CLO I BV

RACE POINT CLO LIMITED

RACE POINT II CLO LTD

REGIMENT CAPITAL LTD

RIVIERA FUNDING LLC

ROSEMONT CLO LTD

SAGAMORE CLO LTD

SANKATY HIGH YIELD PARTNERS II

SANKATY HY PARTNERS III LP

SARATOGA CLO I LIMITED

SAWGRASS TRADING LLC

SECURITY INCOME FUND INCOME

SEMINOLE FUNDING LLC

SENECA CBO IV LTD

SENIOR DEBT PORTFOLIO

SENIOR HIGH INCOME PORTFOLIO

SENIOR LOAN FUND

SENIOR LOAN PORTFOLIO

SEQUILS CENTURION V LTD

SEQUILS-LIBERTY, LTD

SKY CBNA LOAN FUNDING LLC

SOL LOAN FUNDING LLC

SOUTHFORK CLO LTD

SRF 2000 INC

STANFIELD CARRERA CLO LTD

STANFIELD MODENA CLO LTD

STANFIELD QUATTRO

STANWICH LOAN FUNDING LLC

STONE TOWER CDO LTD

STONE TOWER CLO II LTD

SUN AMERICA SENIOR FLOATING

SUN LIFE ASSURANCE COMPANY

SUNAMERICA LIFE INSURANCE CO

TCW SELECT LOAN FUND LIMITED

TOLLI & CO

TORONTO DOMINION (NEW YORK)

TRAVELERS INSURANCE CO

TRUMBULL THC2 LOAN FUNDING LLC

UBS AG

ULT CBNA LOAN FUNDING LLC

UNION SQUARE CDO LTD

VAN KAMPEN SENIOR INCOME TRUST

VAN KAMPEN SENIOR LOAN FUND

VELOCITY CLO LTD

VENTURE CDO 2002 LTD

VENTURE II CDO 2002 LIMITED

VENTURE III CDO LIMITED

VENTURE IV CDO LTD

VERITAS CLO I LTD WAREHOUSE

VISTA LEVERAGED INCOME FUND

WB LOAN FUNDING 1 LLC

WESTERN ASSET FLOATING RATE

WHITEHORSE I LTD

WHITEHORSE II LTD

WIND RIVER CLO I LTD.

WINGED FOOT FUNDING TRUST